UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2017

EVERGREEN-AGRA, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53902	98-0460379
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19800 MacArthur suite 300, Irvine CA, USA 92612

(Address of Principal Executive Offices)
(Zip Code)

604.764.7646

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

1.	Evergreen-Agra, Inc. Is waiting for financials from Green-Era Consulting. It is at Green- Era’s discretion as to when they provide the financials. They’re under no obligation to do so.

Evergreen-Agra’s CFO needs the financials to assess the fair market value of Green-Era to Proceed.

Evergreen-Agra is moving forward with its own American arm called Med-Care Advisors. Med-Care will be 100% owned and financed by Evergreen-Agra.

The company will operate corporately owned advisory services and franchises. All advisory services will be operated by licenced MD’s.

Med-Care does not dispense medical or recreational cannabis.

Item 2.01

1.	Effective January 30, 2017, Mr. Ryan Hamouth has withdrawn his application to become a director of Evergreen-Agra. Mr. Hamouth’s personal affairs are requiring more of his time.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERGREEN-AGRA, INC.

Date: January 30, 2017	By:	/s/ Rene Hamouth
Rene Hamouth
President / Chairman of the Board / Director

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